EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2022 RESULTS
Comparable RevPAR Increased 19% to $288
Net Loss Attributable to Common Stockholders was $(14.1) Million
Adjusted EBITDAre was $34.0 Million
Comparable Hotel EBITDA was $40.7 Million
AFFO per Share was $0.16
Announced Agreement to Acquire Four Seasons Resort Scottsdale

DALLAS – November 2, 2022 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2022, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2022 with the third quarter ended September 30, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL AND OPERATING HIGHLIGHTS
•Comparable RevPAR for all hotels increased 19% over the prior year quarter to $288. Comparable ADR increased 1.8% over the prior year quarter to $403 and Comparable Occupancy increased 16.5% over the prior year quarter to 71.5%. Compared to the third quarter of 2019, Comparable RevPAR was 19.2% higher, Comparable ADR was 35.7% higher, and Comparable Occupancy was 12.1% lower.
•Net loss attributable to common stockholders for the quarter was $(14.1) million or $(0.20) per diluted share.
•Adjusted funds from operations (AFFO) was $0.16 per diluted share for the quarter.
•Adjusted EBITDAre was $34.0 million for the quarter, reflecting a growth rate of 56% over the prior year quarter, and 19.1% higher than what the Company reported in the third quarter of 2019.
•Comparable Hotel EBITDA was $40.7 million for the quarter, which was 47.7% higher than the prior year quarter and 23.5% higher than the third quarter of 2019.
•The Company ended the quarter with cash and cash equivalents of $358.9 million and restricted cash of $53.9 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $22.9 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

BHR Reports Third Quarter Results

November 2, 2022
•During the quarter, the Company booked an accrual of $5.2 million in general & administrative expense. This accrual is in anticipation of the true-up for the Ashford Securities Contribution Plan that the Company expects to occur in 2023. The true-up is based on actual capital raised through Ashford Securities and will be split between Braemar, Ashford Hospitality Trust, Inc. (NYSE: AHT), and Ashford Inc. (NYSE American: AINC).
•Net debt to gross assets was 36.8% at the end of the third quarter.
•Capex invested during the quarter was $16.6 million.
FOUR SEASONS RESORT SCOTTSDALE ACQUISITION
On November 1, 2022, the Company announced that it has entered into a definitive agreement to acquire the 210-room Four Seasons Resort Scottsdale at Troon North. In addition, the Company will acquire 5.7 acres of developable land that is currently zoned for commercial use. The Company expects the acquisition to close in the fourth quarter.
Located on East Crescent Moon Drive in Scottsdale, Arizona, the idyllic Four Seasons Resort Scottsdale is set on 37 acres featuring adobe-inspired rooms situated among saguaro cacti, dramatic valleys, and views of the iconic Pinnacle Peak. Amenities include locally inspired spa treatments at the 9,000 sq. ft. spa, a bi-level pool and authentic Southwest cuisine. The resort also offers guests opportunities for outdoor adventure, including close shuttle access to two world-class golf courses, four pickleball and two tennis courts, as well as the opportunities to hike, bike or rock climb surrounding hills.
The announced total consideration for the acquisition is $267.8 million. Of the total consideration, $250.0 million is allocated to the existing resort ($1.2 million per key). The acquisition will be funded with existing cash on hand and no common equity will be issued.
CAPITAL STRUCTURE
At September 30, 2022, the Company had total assets of $2.2 billion and $1.2 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 5.5%. The Company has interest rate caps in place on 75% of its consolidated floating rate debt. Taking into account the current level of LIBOR and SOFR and the corresponding interest rate caps, approximately 41% of the Company’s consolidated debt is effectively fixed and approximately 59% is effectively floating. Assuming the current level of LIBOR and SOFR increases a further 20 basis points, and giving effect to the existing interest rate caps, approximately 77% of the Company’s consolidated debt would be effectively fixed and approximately 23% would be effectively floating.
During the third quarter and the month of October, the Company raised approximately $114.5 million and $36.6 million of net proceeds from the sale of its non-traded preferred stock, respectively. The Company currently has 11.6 million shares of its Series E and Series M non-traded preferred stock outstanding and has raised approximately $262 million of net proceeds from this offering.
On September 8, 2022, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.01 per diluted share for the Company’s common stock for the third quarter ending September 30, 2022. The dividend, which equates to an annual rate of $0.04 per share, was paid on October 17, 2022, to stockholders of record as of September 30, 2022. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

BHR Reports Third Quarter Results

November 2, 2022
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“We’re extremely pleased with Braemar’s record third quarter performance and couldn’t be more excited about our announced planned acquisition of the exquisite Four Seasons Resort Scottsdale,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “As expected, our portfolio has continued to see significant ADR outperformance relative to 2019. The portfolio significantly exceeded 2019 in terms of both RevPAR and EBITDA. Further, we reported Hotel EBITDA margins that exceeded the comparable period in the prior year by over 400 basis points,” he continued. “Our urban portfolio continues to ramp up quickly, reporting over $15.7 million of EBITDA for the quarter and comprising over 38% of portfolio Hotel EBITDA for the quarter. Looking ahead to the remainder of 2022 and into 2023, we remain very well positioned with strong leisure demand and the continued recovery of our urban portfolio,” Stockton concluded.
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, November 3, 2022, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Thursday, November 10, 2022, by dialing (412) 317-6671 and entering the confirmation number, 13732690.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2022 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Thursday, November 3, 2022, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported. Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes the change has been applied retrospectively.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

BHR Reports Third Quarter Results

November 2, 2022
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to complete the proposed transaction on the terms or timeline currently contemplated or at all, the impact of COVID-19, and the rate of adoption and efficacy of vaccines to prevent COVID-19, on our business and investment strategy; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Investments in hotel properties, gross	$2,055,773	$1,845,078
Accumulated depreciation	(431,303)	(399,481)
Investments in hotel properties, net	1,624,470	1,445,597
Cash and cash equivalents	358,878	215,998
Restricted cash	53,932	47,376
Accounts receivable, net of allowance of $197 and $134, respectively	27,158	23,701
Inventories	4,540	3,128
Prepaid expenses	8,841	4,352
Investment in OpenKey	1,797	1,689
Derivative assets	5,255	139
Other assets	17,489	23,588
Operating lease right-of-use assets	79,719	80,462
Intangible assets, net	3,977	4,261
Due from related parties, net	1,097	1,770
Due from third-party hotel managers	22,941	27,461
Total assets	$2,210,094	$1,879,522

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,236,864	$1,172,678
Accounts payable and accrued expenses	122,150	96,316
Dividends and distributions payable	4,353	2,173
Due to Ashford Inc., net	8,891	1,474
Due to third-party hotel managers	1,514	610
Operating lease liabilities	60,771	60,937
Derivative liabilities	440	1,435
Other liabilities	20,265	20,034
Total liabilities	1,455,248	1,355,657

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at September 30, 2022 and December 31, 2021	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 8,880,432 and 1,710,399 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	204,252	39,339
Series M Redeemable Preferred Stock, $0.01 par value, 1,066,934 and 29,044 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	26,274	715
Redeemable noncontrolling interests in operating partnership	40,635	36,087
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at September 30, 2022 and December 31, 2021	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 71,456,351 and 65,365,470 shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	714	653
Additional paid-in capital	739,394	707,418
Accumulated deficit	(307,745)	(309,240)
Total stockholders' equity of the Company	432,379	398,847
Noncontrolling interest in consolidated entities	(14,120)	(16,549)
Total equity	418,259	382,298
Total liabilities and equity	$2,210,094	$1,879,522

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
REVENUE
Rooms	$104,503	$77,560	$322,222	$195,720
Food and beverage	37,624	24,494	116,600	60,976
Other	19,062	14,123	59,141	40,439
Total hotel revenue	161,189	116,177	497,963	297,135
EXPENSES
Hotel operating expenses:
Rooms	25,424	17,072	69,742	41,569
Food and beverage	31,320	20,252	91,242	50,526
Other expenses	50,836	36,124	149,130	98,143
Management fees	5,116	3,595	14,802	9,079
Total hotel operating expenses	112,696	77,043	324,916	199,317
Property taxes, insurance and other	8,851	12,622	22,731	27,076
Depreciation and amortization	19,604	18,284	57,616	54,881
Advisory services fee:
Base advisory fee	3,269	2,758	9,434	7,981
Reimbursable expenses	1,191	694	3,460	1,696
Incentive fee	1,048	(1,637)	1,294	—
Stock/unit-based compensation	3,346	2,994	8,293	6,666
(Gain) loss on legal settlements	—	—	(114)	(989)
Transaction costs	—	275	—	571
Corporate, general and administrative:
Stock/unit-based compensation	39	39	627	555
Other general and administrative	8,036	2,055	13,381	5,522
Total operating expenses	158,080	115,127	441,638	303,276
Gain (loss) on insurance settlement and disposition of assets	—	—	—	696
OPERATING INCOME (LOSS)	3,109	1,050	56,325	(5,445)
Equity in earnings (loss) of unconsolidated entity	(74)	(68)	(220)	(198)
Interest income	745	13	932	34
Other income (expense)	27	—	27	—
Interest expense	(13,869)	(7,935)	(31,432)	(20,597)
Amortization of loan costs	(621)	(429)	(1,861)	(1,749)
Write-off of loan costs and exit fees	(8)	(432)	(106)	(1,960)
Unrealized gain (loss) on derivatives	2,403	142	4,019	64
INCOME (LOSS) BEFORE INCOME TAXES	(8,288)	(7,659)	27,684	(29,851)
Income tax (expense) benefit	(95)	(560)	(3,783)	(766)
NET INCOME (LOSS)	(8,383)	(8,219)	23,901	(30,617)
(Income) loss attributable to noncontrolling interest in consolidated entities	(823)	450	(2,265)	2,546
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,166	823	(647)	3,184
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(8,040)	(6,946)	20,989	(24,887)
Preferred dividends	(6,028)	(1,977)	(13,395)	(6,258)
Gain (loss) on extinguishment of preferred stock	—	(111)	—	(4,595)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(14,068)	$(9,034)	$7,594	$(35,740)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.20)	$(0.15)	$0.11	$(0.73)
Weighted average common shares outstanding – basic	70,956	59,207	69,213	48,954
Diluted:
Net income (loss) attributable to common stockholders	$(0.20)	$(0.15)	$0.11	$(0.73)
Weighted average common shares outstanding – diluted	70,956	59,207	69,214	48,954
Dividends declared per common share:	$0.01	$—	$0.03	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net income (loss)	$(8,383)	$(8,219)	$23,901	$(30,617)
Interest expense and amortization of loan costs	14,490	8,364	33,293	22,346
Depreciation and amortization	19,604	18,284	57,616	54,881
Income tax expense (benefit)	95	560	3,783	766
Equity in (earnings) loss of unconsolidated entity	74	68	220	198
Company's portion of EBITDA of OpenKey	(74)	(68)	(220)	(196)
EBITDA	25,806	18,989	118,593	47,378
(Gain) loss on insurance settlement and disposition of assets	—	—	—	(696)
EBITDAre	25,806	18,989	118,593	46,682
Amortization of favorable (unfavorable) contract assets (liabilities)	119	118	345	394
Transaction and conversion costs	5,562	980	6,888	2,148
Other (income) expense	(27)	—	(27)	—
Write-off of loan costs and exit fees	8	432	106	1,960
Unrealized (gain) loss on derivatives	(2,403)	(142)	(4,019)	(64)
Stock/unit-based compensation	3,391	3,044	8,941	7,265
Legal, advisory and settlement costs	544	107	1,176	(320)
Advisory services incentive fee	1,048	(1,637)	1,294	—
Company's portion of adjustments to EBITDAre of OpenKey	1	1	6	7
Adjusted EBITDAre	$34,049	$21,892	$133,303	$58,072
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net income (loss)	$(8,383)	$(8,219)	$23,901	$(30,617)
(Income) loss attributable to noncontrolling interest in consolidated entities	(823)	450	(2,265)	2,546
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,166	823	(647)	3,184
Preferred dividends	(6,028)	(1,977)	(13,395)	(6,258)
Gain (loss) on extinguishment of preferred stock	—	(111)	—	(4,595)
Net income (loss) attributable to common stockholders	(14,068)	(9,034)	7,594	(35,740)
Depreciation and amortization on real estate	18,956	17,619	55,678	52,843
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,166)	(823)	647	(3,184)
Equity in (earnings) loss of unconsolidated entity	74	68	220	198
(Gain) loss on insurance settlement and disposition of assets	—	—	—	(696)
Company's portion of FFO of OpenKey	(74)	(68)	(220)	(197)
FFO available to common stockholders and OP unitholders	3,722	7,762	63,919	13,224
(Gain) loss on extinguishment of preferred stock	—	111	—	4,595
Transaction and conversion costs	5,562	980	6,888	2,148
Interest expense accretion on refundable membership club deposits	177	190	545	582
Write-off of loan costs and exit fees	8	432	106	1,960
Amortization of loan costs	598	407	1,793	1,684
Unrealized (gain) loss on derivatives	(2,403)	(142)	(4,019)	(64)
Stock/unit-based compensation	3,391	3,044	8,941	7,265
Legal, advisory and settlement costs	544	107	1,176	(320)
Advisory services incentive fee	1,048	(1,637)	1,294	—
Company's portion of adjustments to FFO of OpenKey	1	1	6	7
Adjusted FFO available to common stockholders and OP unitholders	$12,648	$11,255	$80,649	$31,081
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.16	$0.17	$1.07	$0.58
Weighted average diluted shares	76,962	64,860	75,140	53,597

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
September 30, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (7)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(8)	Comparable TTM EBITDA Debt Yield
BAML	The Ritz-Carlton Sarasota	April 2023	April 2023	LIBOR + 2.65%	$—	$98,750	(1)	$98,750	$31,163	31.6%
BAML	Hotel Yountville	May 2023	May 2023	LIBOR + 2.55%	—	51,000	(1)	51,000	7,195	14.1%
BAML	See footnote	June 2023	June 2025	LIBOR + 2.16%	—	435,000	(2)	435,000	29,037	6.7%
BAML	Bardessono Hotel and Spa	August 2023	August 2023	LIBOR + 2.55%	—	40,000	(1)	40,000	9,860	24.7%
Apollo	The Ritz-Carlton St. Thomas	August 2023	August 2024	LIBOR + 3.95%	—	42,500	(3)	42,500	30,169	71.0%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	LIBOR + 2.10%	—	54,000	(1)	54,000	12,696	23.5%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR + 1.70%	—	195,000		195,000	23,163	11.9%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR + 2.86%	—	70,500	(4)	70,500	12,909	18.3%
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	March 2024	March 2026	LIBOR + 6.00%	—	54,000	(5)	54,000	18,674	34.6%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR + 3.60%	—	30,000	(6)	30,000	3,324	11.1%
BAML	Pier House Resort & Spa	September 2024	September 2024	SOFR + 1.95%	—	80,000		80,000	19,577	24.5%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A
Total					$86,250	$1,150,750		$1,237,000	$197,767	16.0%
Percentage					7.0%	93.0%		100.0%
Weighted average interest rate					4.50%	5.56%		5.49%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    This mortgage loan has a LIBOR floor of 0.25%.
(2)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in June 2022. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in August 2022. This mortgage loan has a LIBOR floor of 1.00%.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(5)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.75%.
(6)    This mortgage loan has a LIBOR floor of 1.50%.
(7)    The final maturity date assumes all available extension options will be exercised.
(8)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
September 30, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	2022	2023	2024	2025	2026	Thereafter	Total
BAML	Hotel Yountville	$—	$51,000	$—	$—	$—	$—	$51,000
BAML	Bardessono Hotel and Spa	—	40,000	—	—	—	—	40,000
BAML	The Ritz-Carlton Sarasota	—	98,000	—	—	—	—	98,000
BAML	The Ritz-Carlton Lake Tahoe	—	—	54,000	—	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	—	195,000	—	—	—	195,000
Apollo	The Ritz-Carlton St. Thomas	—	—	42,500	—	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	—	30,000	—	—	—	30,000
BAML	Pier House Resort & Spa	—	—	80,000	—	—	—	80,000
BAML	See footnote 1	—	—	—	435,000	—	—	435,000
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	—	—	—	—	54,000	—	54,000
Convertible Senior Notes	N/A	—	—	—	—	86,250	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	—	—	70,500	70,500
Principal due in future periods		$—	$189,000	$401,500	$435,000	$140,250	$70,500	$1,236,250
Scheduled amortization payments remaining		250	500	—	—	—	—	750
Total indebtedness		$250	$189,500	$401,500	$435,000	$140,250	$70,500	$1,237,000
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$105,769	$—	$105,769	$77,301	$11,678	$88,979	36.83%	18.87%
RevPAR	$288.14	$—	$288.14	$220.31	$733.61	$242.94	30.79%	18.60%
Occupancy	71.50%	—%	71.50%	61.62%	55.19%	61.38%	16.03%	16.49%
ADR	$402.98	$—	$402.98	$357.51	$1,329.32	$395.81	12.72%	1.81%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$326,798	$10,256	$337,054	$194,330	$44,300	$238,630	68.17%	41.25%
RevPAR	$301.89	$1,402.17	$309.28	$189.67	$690.73	$219.19	59.17%	41.10%
Occupancy	66.00%	50.36%	65.89%	49.42%	51.24%	49.53%	33.54%	33.04%
ADR	$457.41	$2,784.54	$469.35	$383.76	$1,348.09	$442.53	19.19%	6.06%

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$97,530	$—	$97,530	$70,395	$11,678	$82,073	38.55%	18.83%
RevPAR	$292.12	$—	$292.12	$315.45	$759.44	$246.43	(7.40)%	18.54%
Occupancy	71.85%	—%	71.85%	67.03%	55.78%	59.58%	7.19%	20.59%
ADR	$406.59	$—	$406.59	$470.64	$1,361.54	$413.64	(13.61)%	(1.70)%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$310,384	$10,256	$320,640	$183,350	$44,300	$227,650	69.28%	40.85%
RevPAR	$315.45	$1,402.17	$323.47	$198.00	$3,183.45	$229.92	59.32%	40.69%
Occupancy	67.03%	50.36%	66.90%	49.56%	87.96%	49.67%	35.25%	34.71%
ADR	$470.64	$2,784.54	$483.49	$399.54	$3,619.35	$462.92	17.80%	4.44%

NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2022, and not under renovation during the three months ended September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$162,225	$116,210	39.60%	$501,709	$297,168	68.83%
Non-comparable adjustments	—	16,942		15,168	61,520
Comparable total hotel revenue	$162,225	$133,152	21.83%	$516,877	$358,688	44.10%

Hotel EBITDA	$40,693	$27,261	49.27%	$153,440	$72,488	111.68%
Non-comparable adjustments	—	299		3,634	12,871
Comparable hotel EBITDA	$40,693	$27,560	47.65%	$157,074	$85,359	84.02%
Hotel EBITDA margin	25.08%	23.46%	1.62%	30.58%	24.39%	6.19%
Comparable hotel EBITDA margin	25.08%	20.70%	4.38%	30.39%	23.80%	6.59%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,880	$388	384.54%	$5,078	$10	50,680.00%
Hotel EBITDA attributable to the Company and OP unitholders	$38,813	$26,873	44.43%	$148,362	$72,478	104.70%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$38,813	$27,172	42.84%	$151,996	$85,349	78.09%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$152,378	$107,962	41.14%	$481,764	$284,101	69.57%
Non-comparable adjustments	—	16,942		15,168	61,520
Comparable total hotel revenue	$152,378	$124,904	22.00%	$496,932	$345,621	43.78%

Hotel EBITDA	$36,221	$25,571	41.65%	$146,008	$70,272	107.78%
Non-comparable adjustments	—	299		3,634	12,871
Comparable hotel EBITDA	$36,221	$25,870	40.01%	$149,642	$83,143	79.98%
Hotel EBITDA margin	23.77%	23.69%	0.08%	30.31%	24.73%	5.58%
Comparable hotel EBITDA margin	23.77%	20.71%	3.06%	30.11%	24.06%	6.05%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,880	$388	384.54%	$5,078	$10	50,680.00%
Hotel EBITDA attributable to the Company and OP unitholders	$34,341	$25,183	36.37%	$140,930	$70,262	100.58%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$34,341	$25,482	34.77%	$144,564	$83,133	73.89%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at September 30, 2022, and not under renovation during the three months ended September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$7,745	$—	$7,745	$2,476	$—	$2,476	212.80%	212.80%
Total hotel revenue	$11,605	$—	$11,605	$3,325	$—	$3,325	249.02%	249.02%
Hotel EBITDA	$2,226	$—	$2,226	$(1,197)	$—	$(1,197)	285.96%	285.96%
Hotel EBITDA margin	19.18%		19.18%	(36.00)%		(36.00)%	55.18%	55.18%
Selected Operating Information:
RevPAR	$153.06	$—	$153.06	$48.93	$—	$48.93	212.81%	212.81%
Occupancy	73.01%	—%	73.01%	32.22%	—%	32.22%	126.63%	126.63%
ADR	$209.63	$—	$209.63	$151.88	$—	$151.88	38.03%	38.03%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$8,917	$—	$8,917	$6,157	$—	$6,157	44.83%	44.83%
Total hotel revenue	$14,526	$—	$14,526	$8,627	$—	$8,627	68.38%	68.38%
Hotel EBITDA	$5,293	$—	$5,293	$2,747	$—	$2,747	92.68%	92.68%
Hotel EBITDA margin	36.44%		36.44%	31.84%		31.84%	4.60%	4.60%
Selected Operating Information:
RevPAR	$246.01	$—	$246.01	$169.85	$—	$169.85	44.84%	44.84%
Occupancy	86.96%	—%	86.96%	73.12%	—%	73.12%	18.92%	18.92%
ADR	$282.92	$—	$282.92	$232.29	$—	$232.29	21.80%	21.80%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$8,165	$—	$8,165	$5,233	$—	$5,233	56.03%	56.03%
Total hotel revenue	$11,029	$—	$11,029	$6,818	$—	$6,818	61.76%	61.76%
Hotel EBITDA	$2,609	$—	$2,609	$(2,086)	$—	$(2,086)	225.07%	225.07%
Hotel EBITDA margin	23.66%		23.66%	(30.60)%		(30.60)%	54.26%	54.26%
Selected Operating Information:
RevPAR	$213.86	$—	$213.86	$137.07	$—	$137.07	56.02%	56.02%
Occupancy	76.58%	—%	76.58%	61.87%	—%	61.87%	23.76%	23.76%
ADR	$279.27	$—	$279.27	$221.54	$—	$221.54	26.06%	26.06%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$5,416	$—	$5,416	$6,427	$—	$6,427	(15.73)%	(15.73)%
Total hotel revenue	$6,968	$—	$6,968	$8,003	$—	$8,003	(12.93)%	(12.93)%
Hotel EBITDA	$2,777	$—	$2,777	$3,573	$—	$3,573	(22.28)%	(22.28)%
Hotel EBITDA margin	39.85%		39.85%	44.65%		44.65%	(4.80)%	(4.80)%
Selected Operating Information:
RevPAR	$905.63	$—	$905.63	$1,074.83	$—	$1,074.83	(15.74)%	(15.74)%
Occupancy	65.95%	—%	65.95%	79.82%	—%	79.82%	(17.37)%	(17.37)%
ADR	$1,373.14	$—	$1,373.14	$1,346.63	$—	$1,346.63	1.97%	1.97%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,280	$—	$5,280	$5,756	$—	$5,756	(8.27)%	(8.27)%
Total hotel revenue	$6,853	$—	$6,853	$7,235	$—	$7,235	(5.28)%	(5.28)%
Hotel EBITDA	$2,889	$—	$2,889	$3,915	$—	$3,915	(26.21)%	(26.21)%
Hotel EBITDA margin	42.16%		42.16%	54.11%		54.11%	(11.95)%	(11.95)%
Selected Operating Information:
RevPAR	$404.22	$—	$404.22	$440.63	$—	$440.63	(8.26)%	(8.26)%
Occupancy	74.36%	—%	74.36%	76.73%	—%	76.73%	(3.09)%	(3.09)%
ADR	$543.62	$—	$543.62	$574.26	$—	$574.26	(5.34)%	(5.34)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$4,388	$—	$4,388	$4,584	$—	$4,584	(4.28)%	(4.28)%
Total hotel revenue	$5,116	$—	$5,116	$5,269	$—	$5,269	(2.90)%	(2.90)%
Hotel EBITDA	$2,392	$—	$2,392	$2,654	$—	$2,654	(9.87)%	(9.87)%
Hotel EBITDA margin	46.76%		46.76%	50.37%		50.37%	(3.61)%	(3.61)%
Selected Operating Information:
RevPAR	$596.15	$—	$596.15	$622.77	$—	$622.77	(4.28)%	(4.28)%
Occupancy	61.22%	—%	61.22%	70.27%	—%	70.27%	(12.88)%	(12.88)%
ADR	$973.74	$—	$973.74	$886.24	$—	$886.24	9.87%	9.87%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$4,214	$—	$4,214	$4,123	$—	$4,123	2.21%	2.21%
Total hotel revenue	$10,920	$—	$10,920	$10,443	$—	$10,443	4.57%	4.57%
Hotel EBITDA	$2,041	$—	$2,041	$3,529	$—	$3,529	(42.16)%	(42.16)%
Hotel EBITDA margin	18.69%		18.69%	33.79%		33.79%	(15.10)%	(15.10)%
Selected Operating Information:
RevPAR	$241.07	$—	$241.07	$235.90	$—	$235.90	2.19%	2.19%
Occupancy	68.20%	—%	68.20%	73.67%	—%	73.67%	(7.42)%	(7.42)%
ADR	$353.46	$—	$353.46	$320.20	$—	$320.20	10.39%	10.39%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,023	$—	$6,023	$3,911	$—	$3,911	54.00%	54.00%
Total hotel revenue	$7,422	$—	$7,422	$4,734	$—	$4,734	56.78%	56.78%
Hotel EBITDA	$2,327	$—	$2,327	$1,255	$—	$1,255	85.42%	85.42%
Hotel EBITDA margin	31.35%		31.35%	26.51%		26.51%	4.84%	4.84%
Selected Operating Information:
RevPAR	$131.20	$—	$131.20	$85.19	$—	$85.19	54.01%	54.01%
Occupancy	59.44%	—%	59.44%	45.83%	—%	45.83%	29.70%	29.70%
ADR	$220.73	$—	$220.73	$185.90	$—	$185.90	18.74%	18.74%

THE CLANCY
Selected Financial Information:
Rooms revenue	$9,662	$—	$9,662	$5,186	$—	$5,186	86.31%	86.31%
Total hotel revenue	$11,096	$—	$11,096	$6,179	$—	$6,179	79.58%	79.58%
Hotel EBITDA	$3,313	$—	$3,313	$437	$—	$437	658.12%	658.12%
Hotel EBITDA margin	29.86%		29.86%	7.07%		7.07%	22.79%	22.79%
Selected Operating Information:
RevPAR	$256.15	$—	$256.15	$137.48	$—	$137.48	86.32%	86.32%
Occupancy	82.20%	—%	82.20%	74.69%	—%	74.69%	10.05%	10.05%
ADR	$311.62	$—	$311.62	$184.06	$—	$184.06	69.30%	69.30%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$8,200	$—	$8,200	$7,982	$—	$7,982	2.73%	2.73%
Total hotel revenue	$17,718	$—	$17,718	$16,468	$—	$16,468	7.59%	7.59%
Hotel EBITDA	$2,739	$—	$2,739	$3,634	$—	$3,634	(24.63)%	(24.63)%
Hotel EBITDA margin	15.46%		15.46%	22.07%		22.07%	(6.61)%	(6.61)%
Selected Operating Information:
RevPAR	$326.49	$—	$326.49	$326.15	$—	$326.15	0.11%	0.11%
Occupancy	67.18%	—%	67.18%	66.86%	—%	66.86%	0.49%	0.49%
ADR	$485.96	$—	$485.96	$487.83	$—	$487.83	(0.38)%	(0.38)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$6,539	$—	$6,539	$4,690	$918	$5,608	39.42%	16.60%
Total hotel revenue	$12,707	$—	$12,707	$10,171	$413	$10,584	24.93%	20.06%
Hotel EBITDA	$2,329	$—	$2,329	$1,410	$—	$1,410	65.18%	65.18%
Hotel EBITDA margin	18.33%		18.33%	13.86%		13.32%	4.47%	5.01%
Selected Operating Information:
RevPAR	$390.55	$—	$390.55	$294.25	$—	$338.66	32.73%	15.32%
Occupancy	58.06%	—%	58.06%	48.76%	—%	49.55%	19.07%	17.17%
ADR	$672.70	$—	$672.70	$603.50	$—	$683.52	11.47%	(1.58)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$8,239	$—	$8,239	$6,906	$—	$6,906	19.30%	19.30%
Total hotel revenue	$9,847	$—	$9,847	$8,248	$—	$8,248	19.39%	19.39%
Hotel EBITDA	$4,472	$—	$4,472	$1,690	$—	$1,690	164.62%	164.62%
Hotel EBITDA margin	45.41%		45.41%	20.49%		20.49%	24.92%	24.92%
Selected Operating Information:
RevPAR	$248.08	$—	$248.08	$207.94	$—	$207.94	19.30%	19.30%
Occupancy	68.04%	—%	68.04%	79.44%	—%	79.44%	(14.35)%	(14.35)%
ADR	$364.63	$—	$364.63	$261.76	$—	$261.76	39.30%	39.30%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$10,620	$—	$10,620	$12,335	$—	$12,335	(13.90)%	(13.90)%
Total hotel revenue	$16,620	$—	$16,620	$18,418	$—	$18,418	(9.76)%	(9.76)%
Hotel EBITDA	$3,604	$—	$3,604	$5,271	$—	$5,271	(31.63)%	(31.63)%
Hotel EBITDA margin	21.68%		21.68%	28.62%		28.62%	(6.94)%	(6.94)%
Selected Operating Information:
RevPAR	$641.31	$—	$641.31	$744.89	$—	$744.89	(13.91)%	(13.91)%
Occupancy	71.24%	—%	71.24%	77.18%	—%	77.18%	(7.70)%	(7.70)%
ADR	$900.24	$—	$900.24	$965.14	$—	$965.14	(6.72)%	(6.72)%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$3,471	$—	$3,471	$1,535	$1,044	$2,579	126.12%	34.59%
Total hotel revenue	$4,911	$—	$4,911	$2,272	$1,631	$3,903	116.15%	25.83%
Hotel EBITDA	$783	$—	$783	$429	$518	$947	82.52%	(17.32)%
Hotel EBITDA margin	15.94%		15.94%	—%		24.26%	15.94%	(8.32)%
Selected Operating Information:
RevPAR	$263.80	$—	$263.80	$188.14	$208.62	$195.93	40.21%	34.64%
Occupancy	75.70%	—%	75.70%	54.42%	62.54%	57.51%	39.09%	31.63%
ADR	$348.49	$—	$348.49	$345.71	$333.59	$340.70	0.80%	2.29%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$8,890	$—	$8,890	$—	$9,716	$9,716	—%	(8.50)%
Total hotel revenue	$14,887	$—	$14,887	$—	$14,898	$14,898	—%	(0.07)%
Hotel EBITDA	$899	$—	$899	$—	$(219)	$(219)	—	510.50%
Hotel EBITDA margin	6.04%		6.04%	—%		(1.47)%	6.04%	7.51%
Selected Operating Information:
RevPAR	$911.44	$—	$911.44	$—	$996.30	$996.30	—%	(8.52)%
Occupancy	55.76%	—%	55.76%	—%	51.42%	51.42%	—%	8.46%
ADR	$1,634.48	$—	$1,634.48	$—	$1,937.75	$1,937.75	—%	(15.65)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$62,464	$—	$62,464	$52,054	$10,634	$62,688	20.00%	(0.36)%
Total hotel revenue	$106,315	$—	$106,315	$84,634	$15,311	$99,945	25.62%	6.37%
Hotel EBITDA	$24,963	$—	$24,963	$26,733	$(219)	$26,514	(6.62)%	(5.85)%
Hotel EBITDA margin	23.48%		23.48%	31.59%		26.53%	(8.11)%	(3.05)%
Selected Operating Information:
RevPAR	$421.19	$—	$421.19	$379.68	$1,025.24	$425.08	10.93%	(0.92)%
Occupancy	71.09%	—%	71.09%	70.21%	52.52%	68.97%	1.25%	3.08%
ADR	$592.43	$—	$592.43	$540.74	$1,952.23	$616.33	9.56%	(3.88)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$43,305	$—	$43,305	$25,247	$1,044	$26,291	71.53%	64.71%
Total hotel revenue	$55,910	$—	$55,910	$31,576	$1,631	$33,207	77.06%	68.37%
Hotel EBITDA	$15,730	$—	$15,730	$528	$518	$1,046	2,879.17%	1,403.82%
Hotel EBITDA margin	28.13%		28.13%	1.67%		3.15%	26.46%	24.98%
Selected Operating Information:
RevPAR	$197.94	$—	$197.94	$118.10	$208.62	$120.17	67.61%	64.72%
Occupancy	71.78%	—%	71.78%	56.11%	62.54%	56.26%	27.91%	27.58%
ADR	$275.78	$—	$275.78	$210.46	$333.59	$213.59	31.04%	29.12%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$105,769	$—	$105,769	$77,301	$11,678	$88,979	36.83%	18.87%
Total hotel revenue	$162,225	$—	$162,225	$116,210	$16,942	$133,152	39.60%	21.83%
Hotel EBITDA	$40,693	$—	$40,693	$27,261	$299	$27,560	49.27%	47.65%
Hotel EBITDA margin	25.08%		25.08%	23.46%		20.70%	1.62%	4.38%
Selected Operating Information:
RevPAR	$288.14	$—	$288.14	$220.31	$733.61	$242.94	30.79%	18.60%
Occupancy	71.50%	—%	71.50%	61.62%	55.19%	61.38%	16.03%	16.49%
ADR	$402.98	$—	$402.98	$357.51	$1,329.32	$395.81	12.72%	1.81%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$21,345	$—	$21,345	$5,711	$—	$5,711	273.75%	273.75%
Total hotel revenue	$31,930	$—	$31,930	$7,310	$—	$7,310	336.80%	336.80%
Hotel EBITDA	$6,890	$—	$6,890	$(3,751)	$—	$(3,751)	283.68%	283.68%
Hotel EBITDA margin	21.58%		21.58%	(51.31)%		(51.31)%	72.89%	72.89%
Selected Operating Information:
RevPAR	$142.15	$—	$142.15	$38.04	$—	$38.04	273.72%	273.72%
Occupancy	62.54%	—%	62.54%	26.00%	—%	26.00%	140.53%	140.53%
ADR	$227.29	$—	$227.29	$146.29	$—	$146.29	55.38%	55.38%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$21,813	$—	$21,813	$12,065	$—	$12,065	80.80%	80.80%
Total hotel revenue	$37,541	$—	$37,541	$17,493	$—	$17,493	114.61%	114.61%
Hotel EBITDA	$13,419	$—	$13,419	$3,790	$—	$3,790	254.06%	254.06%
Hotel EBITDA margin	35.74%		35.74%	21.67%		21.67%	14.07%	14.07%
Selected Operating Information:
RevPAR	$202.80	$—	$202.80	$112.16	$—	$112.16	80.80%	80.80%
Occupancy	79.61%	—%	79.61%	55.87%	—%	55.87%	42.49%	42.49%
ADR	$254.75	$—	$254.75	$200.77	$—	$200.77	26.89%	26.89%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$18,466	$—	$18,466	$9,607	$—	$9,607	92.21%	92.21%
Total hotel revenue	$25,076	$—	$25,076	$12,419	$—	$12,419	101.92%	101.92%
Hotel EBITDA	$6,968	$—	$6,968	$(3,434)	$—	$(3,434)	302.91%	302.91%
Hotel EBITDA margin	27.79%		27.79%	(27.65)%		(27.65)%	55.44%	55.44%
Selected Operating Information:
RevPAR	$162.99	$—	$162.99	$84.80	$—	$84.80	92.20%	92.20%
Occupancy	65.09%	—%	65.09%	42.08%	—%	42.08%	54.70%	54.70%
ADR	$250.41	$—	$250.41	$201.54	$—	$201.54	24.25%	24.25%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,622	$—	$14,622	$12,992	$—	$12,992	12.55%	12.55%
Total hotel revenue	$19,176	$—	$19,176	$16,507	$—	$16,507	16.17%	16.17%
Hotel EBITDA	$7,089	$—	$7,089	$6,437	$—	$6,437	10.13%	10.13%
Hotel EBITDA margin	36.97%		36.97%	39.00%		39.00%	(2.03)%	(2.03)%
Selected Operating Information:
RevPAR	$824.00	$—	$824.00	$732.19	$—	$732.19	12.54%	12.54%
Occupancy	65.04%	—%	65.04%	66.89%	—%	66.89%	(2.77)%	(2.77)%
ADR	$1,266.95	$—	$1,266.95	$1,094.59	$—	$1,094.59	15.75%	15.75%

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$21,661	$—	$21,661	$18,036	$—	$18,036	20.10%	20.10%
Total hotel revenue	$26,788	$—	$26,788	$22,712	$—	$22,712	17.95%	17.95%
Hotel EBITDA	$14,612	$—	$14,612	$13,074	$—	$13,074	11.76%	11.76%
Hotel EBITDA margin	54.55%		54.55%	57.56%		57.56%	(3.01)%	(3.01)%
Selected Operating Information:
RevPAR	$558.77	$—	$558.77	$465.26	$—	$465.26	20.10%	20.10%
Occupancy	78.56%	—%	78.56%	83.99%	—%	83.99%	(6.46)%	(6.46)%
ADR	$711.28	$—	$711.28	$553.97	$—	$553.97	28.40%	28.40%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,828	$—	$10,828	$9,031	$—	$9,031	19.90%	19.90%
Total hotel revenue	$12,925	$—	$12,925	$10,555	$—	$10,555	22.45%	22.45%
Hotel EBITDA	$5,074	$—	$5,074	$4,312	$—	$4,312	17.67%	17.67%
Hotel EBITDA margin	39.26%		39.26%	40.85%		40.85%	(1.59)%	(1.59)%
Selected Operating Information:
RevPAR	$495.80	$—	$495.80	$413.47	$—	$413.47	19.91%	19.91%
Occupancy	53.92%	—%	53.92%	57.78%	—%	57.78%	(6.69)%	(6.69)%
ADR	$919.51	$—	$919.51	$715.55	$—	$715.55	28.50%	28.50%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$18,697	$—	$18,697	$12,058	$—	$12,058	55.06%	55.06%
Total hotel revenue	$39,013	$—	$39,013	$26,460	$—	$26,460	47.44%	47.44%
Hotel EBITDA	$10,886	$—	$10,886	$7,586	$—	$7,586	43.50%	43.50%
Hotel EBITDA margin	27.90%		27.90%	28.67%		28.67%	(0.77)%	(0.77)%
Selected Operating Information:
RevPAR	$360.46	$—	$360.46	$232.47	$—	$232.47	55.06%	55.06%
Occupancy	63.46%	—%	63.46%	56.60%	—%	56.60%	12.11%	12.11%
ADR	$568.00	$—	$568.00	$410.68	$—	$410.68	38.31%	38.31%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$15,256	$—	$15,256	$7,568	$—	$7,568	101.59%	101.59%
Total hotel revenue	$18,801	$—	$18,801	$8,764	$—	$8,764	114.53%	114.53%
Hotel EBITDA	$4,808	$—	$4,808	$631	$—	$631	661.97%	661.97%
Hotel EBITDA margin	25.57%		25.57%	7.20%		7.20%	18.37%	18.37%
Selected Operating Information:
RevPAR	$111.99	$—	$111.99	$55.55	$—	$55.55	101.59%	101.59%
Occupancy	53.48%	—%	53.48%	32.83%	—%	32.83%	62.91%	62.91%
ADR	$209.39	$—	$209.39	$169.22	$—	$169.22	23.74%	23.74%

THE CLANCY
Selected Financial Information:
Rooms revenue	$24,151	$—	$24,151	$9,153	$—	$9,153	163.86%	163.86%
Total hotel revenue	$27,790	$—	$27,790	$10,867	$—	$10,867	155.73%	155.73%
Hotel EBITDA	$7,164	$—	$7,164	$(2,374)	$—	$(2,374)	401.77%	401.77%
Hotel EBITDA margin	25.78%		25.78%	(21.85)%		(21.85)%	47.63%	47.63%
Selected Operating Information:
RevPAR	$215.77	$—	$215.77	$81.77	$—	$81.77	163.86%	163.86%
Occupancy	71.54%	—%	71.54%	49.88%	—%	49.88%	43.42%	43.42%
ADR	$301.59	$—	$301.59	$163.93	$—	$163.93	83.97%	83.97%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$36,533	$—	$36,533	$29,928	$—	$29,928	22.07%	22.07%
Total hotel revenue	$75,393	$—	$75,393	$59,295	$—	$59,295	27.15%	27.15%
Hotel EBITDA	$24,219	$—	$24,219	$18,719	$—	$18,719	29.38%	29.38%
Hotel EBITDA margin	32.12%		32.12%	31.57%		31.57%	0.55%	0.55%
Selected Operating Information:
RevPAR	$486.64	$—	$486.64	$412.12	$—	$412.12	18.08%	18.08%
Occupancy	77.09%	—%	77.09%	76.47%	—%	76.47%	0.82%	0.82%
ADR	$631.22	$—	$631.22	$538.95	$—	$538.95	17.12%	17.12%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$23,512	$—	$23,512	$14,769	$3,180	$17,949	59.20%	30.99%
Total hotel revenue	$41,113	$—	$41,113	$29,823	$1,431	$31,254	37.86%	31.54%
Hotel EBITDA	$8,802	$—	$8,802	$3,941	$—	$3,941	123.34%	123.34%
Hotel EBITDA margin	21.41%		21.41%	13.21%		12.61%	8.20%	8.80%
Selected Operating Information:
RevPAR	$473.21	$—	$473.21	$316.19	$—	$365.26	49.66%	29.55%
Occupancy	56.09%	—%	56.09%	54.07%	—%	54.67%	3.73%	2.59%
ADR	$843.66	$—	$843.66	$584.75	$—	$668.09	44.28%	26.28%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$16,414	$—	$16,414	$10,980	$—	$10,980	49.49%	49.49%
Total hotel revenue	$19,945	$—	$19,945	$13,067	$—	$13,067	52.64%	52.64%
Hotel EBITDA	$7,432	$—	$7,432	$2,216	$—	$2,216	235.38%	235.38%
Hotel EBITDA margin	37.26%		37.26%	16.96%		16.96%	20.30%	20.30%
Selected Operating Information:
RevPAR	$166.55	$—	$166.55	$111.42	$—	$111.42	49.48%	49.48%
Occupancy	55.76%	—%	55.76%	48.18%	—%	48.18%	15.74%	15.74%
ADR	$298.71	$—	$298.71	$231.28	$—	$231.28	29.16%	29.16%

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$45,146	$—	$45,146	$40,897	$—	$40,897	10.39%	10.39%
Total hotel revenue	$67,929	$—	$67,929	$59,624	$—	$59,624	13.93%	13.93%
Hotel EBITDA	$23,531	$—	$23,531	$20,912	$—	$20,912	12.52%	12.52%
Hotel EBITDA margin	34.64%		34.64%	35.07%		35.07%	(0.43)%	(0.43)%
Selected Operating Information:
RevPAR	$918.73	$—	$918.73	$832.26	$—	$832.26	10.39%	10.39%
Occupancy	78.70%	—%	78.70%	81.22%	—%	81.22%	(3.10)%	(3.10)%
ADR	$1,167.42	$—	$1,167.42	$1,024.73	$—	$1,024.73	13.92%	13.92%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$10,174	$—	$10,174	$1,535	$3,982	$5,517	562.80%	84.41%
Total hotel revenue	$14,828	$—	$14,828	$2,272	$6,272	$8,544	552.64%	73.55%
Hotel EBITDA	$2,701	$—	$2,701	$429	$1,228	$1,657	529.60%	63.01%
Hotel EBITDA margin	18.22%		18.22%	18.88%		19.39%	(0.66)%	(1.17)%
Selected Operating Information:
RevPAR	$260.60	$—	$260.60	$188.14	$128.94	$141.30	38.51%	84.43%
Occupancy	73.62%	—%	73.62%	54.42%	40.65%	43.53%	35.28%	69.13%
ADR	$353.97	$—	$353.97	$345.71	$317.17	$324.62	2.39%	9.04%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$28,180	$10,256	$38,436	$—	$37,138	$37,138	—	3.50%
Total hotel revenue	$43,461	$15,168	$58,629	$—	$53,817	$53,817	—	8.94%
Hotel EBITDA	$9,845	$3,634	$13,479	$—	$11,643	$11,643	—	15.77%
Hotel EBITDA margin	22.65%		22.99%	—		21.63%	22.65	1.36%
Selected Operating Information:
RevPAR	$1,303.20	$1,402.17	$1,328.21	$—	$1,205.09	$1,205.09	—	10.22%
Occupancy	62.14%	50.36%	59.16%	—%	60.67%	60.67%	—%	(2.48)%
ADR	$2,097.22	$2,784.54	$2,245.08	$—	$1,986.43	$1,986.43	—%	13.02%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$220,992	$10,256	$231,248	$149,776	$40,318	$190,094	47.55%	21.65%
Total hotel revenue	$363,339	$15,168	$378,507	$242,469	$55,248	$297,717	49.85%	27.14%
Hotel EBITDA	$117,477	$3,634	$121,111	$78,771	$11,643	$90,414	49.14%	33.95%
Hotel EBITDA margin	32.33%		32.00%	32.49%		30.37%	(0.16)%	1.63%
Selected Operating Information:
RevPAR	$510.02	$1,402.17	$524.83	$368.68	$1,212.65	$432.52	38.34%	21.34%
Occupancy	71.58%	50.36%	71.23%	65.77%	61.07%	65.42%	8.83%	8.89%
ADR	$712.49	$2,784.54	$736.81	$560.54	$1,985.63	$661.19	27.11%	11.44%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$105,806	$—	$105,806	$44,554	$3,982	$48,536	137.48%	117.99%
Total hotel revenue	$138,370	$—	$138,370	$54,699	$6,272	$60,971	152.97%	126.94%
Hotel EBITDA	$35,963	$—	$35,963	$(6,283)	$1,228	$(5,055)	672.39%	811.43%
Hotel EBITDA margin	25.99%		25.99%	(11.49)%		(8.29)%	37.48%	34.28%
Selected Operating Information:
RevPAR	$162.98	$—	$162.98	$72.06	$128.94	$74.76	126.18%	117.99%
Occupancy	62.27%	—%	62.27%	38.68%	40.65%	38.78%	60.98%	60.59%
ADR	$261.71	$—	$261.71	$186.28	$317.17	$192.80	40.50%	35.74%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$326,798	$10,256	$337,054	$194,330	$44,300	$238,630	68.17%	41.25%
Total hotel revenue	$501,709	$15,168	$516,877	$297,168	$61,520	$358,688	68.83%	44.10%
Hotel EBITDA	$153,440	$3,634	$157,074	$72,488	$12,871	$85,359	111.68%	84.02%
Hotel EBITDA margin	30.58%		30.39%	24.39%		23.80%	6.19%	6.59%
Selected Operating Information:
RevPAR	$301.89	$1,402.17	$309.28	$189.67	$690.73	$219.19	59.17%	41.10%
Occupancy	66.00%	50.36%	65.89%	49.42%	51.24%	49.53%	33.54%	33.04%
ADR	$457.41	$2,784.54	$469.35	$383.76	$1,348.09	$442.53	19.19%	6.06%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$25,407	$—	$25,407
Total hotel revenue	$38,549	$—	$38,549
Hotel EBITDA	$7,299	$—	$7,299
Hotel EBITDA margin	18.93%		18.93%
Selected Operating Information:
RevPAR	$126.56	$—	$126.56
Occupancy	57.80%	—%	57.80%
ADR	$218.95	$—	$218.95

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$26,675	$—	$26,675
Total hotel revenue	$45,864	$—	$45,864
Hotel EBITDA	$15,864	$—	$15,864
Hotel EBITDA margin	34.59%		34.59%
Selected Operating Information:
RevPAR	$185.49	$—	$185.49
Occupancy	75.56%	—%	75.56%
ADR	$245.49	$—	$245.49

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$23,281	$—	$23,281
Total hotel revenue	$31,650	$—	$31,650
Hotel EBITDA	$6,842	$—	$6,842
Hotel EBITDA margin	21.62%		21.62%
Selected Operating Information:
RevPAR	$153.70	$—	$153.70
Occupancy	64.14%	—%	64.14%
ADR	$239.61	$—	$239.61

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$20,021	$—	$20,021
Total hotel revenue	$25,998	$—	$25,998
Hotel EBITDA	$9,860	$—	$9,860
Hotel EBITDA margin	37.93%		37.93%
Selected Operating Information:
RevPAR	$843.85	$—	$843.85
Occupancy	66.53%	—%	66.53%
ADR	$1,268.40	$—	$1,268.40

PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$28,707	$—	$28,707
Total hotel revenue	$35,484	$—	$35,484
Hotel EBITDA	$19,577	$—	$19,577
Hotel EBITDA margin	55.17%		55.17%
Selected Operating Information:
RevPAR	$553.87	$—	$553.87
Occupancy	77.77%	—%	77.77%
ADR	$712.21	$—	$712.21

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$14,683	$—	$14,683
Total hotel revenue	$17,545	$—	$17,545
Hotel EBITDA	$7,195	$—	$7,195
Hotel EBITDA margin	41.01%		41.01%
Selected Operating Information:
RevPAR	$502.86	$—	$502.86
Occupancy	55.01%	—%	55.01%
ADR	$914.12	$—	$914.12

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,942	$—	$23,942
Total hotel revenue	$48,737	$—	$48,737
Hotel EBITDA	$12,909	$—	$12,909
Hotel EBITDA margin	26.49%		26.49%
Selected Operating Information:
RevPAR	$345.23	$—	$345.23
Occupancy	60.06%	—%	60.06%
ADR	$574.78	$—	$574.78

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$19,577	$—	$19,577
Total hotel revenue	$24,195	$—	$24,195
Hotel EBITDA	$6,101	$—	$6,101
Hotel EBITDA margin	25.22%		25.22%
Selected Operating Information:
RevPAR	$107.49	$—	$107.49
Occupancy	52.39%	—%	52.39%
ADR	$205.17	$—	$205.17

THE CLANCY
Selected Financial Information:
Rooms revenue	$29,625	$—	$29,625
Total hotel revenue	$34,303	$—	$34,303
Hotel EBITDA	$7,321	$—	$7,321
Hotel EBITDA margin	21.34%		21.34%
Selected Operating Information:
RevPAR	$197.96	$—	$197.96
Occupancy	72.17%	—%	72.17%
ADR	$274.31	$—	$274.31

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$47,497	$—	$47,497
Total hotel revenue	$98,906	$—	$98,906
Hotel EBITDA	$31,163	$—	$31,163
Hotel EBITDA margin	31.51%		31.51%
Selected Operating Information:
RevPAR	$476.00	$—	$476.00
Occupancy	77.45%	—%	77.45%
ADR	$614.58	$—	$614.58

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$31,908	$	$31,908
Total hotel revenue	$54,975	$	$54,975
Hotel EBITDA	$12,696	$—	$12,696
Hotel EBITDA margin	23.09%		23.09%
Selected Operating Information:
RevPAR	$481.65	$—	$481.65
Occupancy	56.54%	—%	56.54%
ADR	$851.82	$—	$851.82
MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$20,539	$—	$20,539
Total hotel revenue	$25,193	$—	$25,193
Hotel EBITDA	$8,773	$—	$8,773
Hotel EBITDA margin	34.82%		34.82%
Selected Operating Information:
RevPAR	$155.87	$—	$155.87
Occupancy	57.89%	—%	57.89%
ADR	$269.24	$—	$269.24

THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$59,068	$—	$59,068
Total hotel revenue	$88,626	$—	$88,626
Hotel EBITDA	$30,169	$—	$30,169
Hotel EBITDA margin	34.04%		34.04%
Selected Operating Information:
RevPAR	$899.06	$—	$899.06
Occupancy	77.63%	—%	77.63%
ADR	$1,158.07	$—	$1,158.07

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$13,170	$(109)	$13,061
Total hotel revenue	$19,148	$—	$19,148
Hotel EBITDA	$3,324	$—	$3,324
Hotel EBITDA margin	17.36%		17.36%
Selected Operating Information:
RevPAR	$252.32	$—	$250.23
Occupancy	72.64%	—%	72.64%
ADR	$347.36	$—	$344.47

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$28,180	$22,901	$51,081
Total hotel revenue	$43,461	$35,489	$78,950
Hotel EBITDA	$9,845	$8,829	$18,674
Hotel EBITDA margin	22.65%		23.65%
Selected Operating Information:
RevPAR	$1,303.20	$1,341.89	$1,320.27
Occupancy	62.14%	55.82%	59.35%
ADR	$2,097.22	$2,403.77	$2,224.40

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$280,682	$22,901	$303,583
Total hotel revenue	$459,598	$35,489	$495,087
Hotel EBITDA	$149,277	$8,829	$158,106
Hotel EBITDA margin	32.48%		31.93%
Selected Operating Information:
RevPAR	$491.33	$1,341.89	$516.00
Occupancy	70.31%	55.82%	69.89%
ADR	$698.81	$2,403.77	$738.32

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$131,598	$(109)	$131,489
Total hotel revenue	$173,037	$—	$173,037
Hotel EBITDA	$39,660	$—	$39,660
Hotel EBITDA margin	22.92%		22.92%
Selected Operating Information:
RevPAR	$151.62	$—	$151.49
Occupancy	61.16%	—%	61.16%
ADR	$247.92	$—	$247.71

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$412,280	$22,792	$435,072
Total hotel revenue	$632,634	$35,489	$668,123
Hotel EBITDA	$188,938	$8,829	$197,767
Hotel EBITDA margin	29.87%		29.60%
Selected Operating Information:
RevPAR	$286.46	$1,335.48	$298.75
Occupancy	64.79%	55.82%	64.68%
ADR	$442.14	$2,392.28	$461.86
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2022	2022	2022	2022	2022	2022	2021	2021	2021
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total Hotel Revenue	$162,225	$—	$162,225	$176,082	$—	$176,082	$163,402	$15,168	$178,570	$130,925	$20,321	$151,246
Hotel EBITDA	$40,693	$—	$40,693	$57,066	$355	$57,421	$55,681	$3,279	$58,960	$35,498	$5,195	$40,693
Hotel EBITDA Margin	25.08%		25.08%	32.41%		32.61%	34.08%		33.02%	27.11%		26.91%

EBITDA % of Total TTM	21.5%		20.6%	30.2%		29.0%	29.5%		29.8%	18.8%		20.6%

JV Interests in EBITDA	$1,880	$—	$1,880	$2,387	$—	$2,387	$811	$—	$811	$713	$—	$713

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total Hotel Revenue	$632,634	$35,489	$668,123
Hotel EBITDA	$188,938	$8,829	$197,767
Hotel EBITDA Margin	29.87%		29.60%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$5,791	$—	$5,791
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
September 30, 2022
(in thousands, except share price)
(unaudited)

September 30, 2022
Common stock shares outstanding	71,456
Partnership units outstanding (common stock equivalents)	8,348
Combined common stock shares and partnership units outstanding	79,804
Common stock price	$4.30
Market capitalization	$343,157
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$222,011
Series M redeemable preferred stock	$26,673
Indebtedness	$1,237,000
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(330,272)
Total enterprise value (TEV)	$1,566,769

Cash and cash equivalents	$354,797
Restricted cash	$51,812
Accounts receivable, net	$25,730
Prepaid expenses	$8,540
Due from third-party hotel managers, net	$21,708
Total current assets	$462,587

Accounts payable, net & accrued expenses	$120,413
Dividends and distributions payable	$4,353
Due to affiliates, net	$7,549
Total current liabilities	$132,315

Net working capital*	$330,272
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated
Marriott Seattle Waterfront	361	x	x	x	x
Park Hyatt Beaver Creek	190				x
Total		1	1	1	2
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2022	2022	2021	September 30, 2022
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$13,551	$31,259	$32,204	$11,933	$88,947
Non-property adjustments	(1)	—	76	(9)	66
Interest income	(63)	(14)	(11)	(11)	(99)
Interest expense	6,373	4,522	3,646	3,685	18,226
Amortization of loan costs	496	462	553	350	1,861
Depreciation and amortization	19,604	19,571	18,441	18,881	76,497
Income tax expense (benefit)	(99)	424	223	27	575
Non-hotel EBITDA ownership expense	832	842	549	642	2,865
Hotel EBITDA including amounts attributable to noncontrolling interest	40,693	57,066	55,681	35,498	188,938
Non-comparable adjustments	—	355	3,279	5,195	8,829
Comparable hotel EBITDA	$40,693	$57,421	$58,960	$40,693	$197,767

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$404	$4,270	$1,129	$1,581	$1,366	$1,257	$(72)	$294	$541	$(391)	$755	$3,103	$846	$(370)	$(1,162)	$13,551	$(21,934)	$(8,383)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	(1)	1	—
Interest income	(15)	(22)	—	—	—	—	—	(1)	(5)	(16)	—	(2)	(2)	—	—	(63)	63	—
Interest expense	—	—	—	470	808	621	901	—	—	1,356	575	(62)	669	461	574	6,373	7,496	13,869
Amortization of loan cost	—	—	—	34	77	—	195	—	—	93	38	—	17	42	—	496	125	621
Depreciation and amortization	1,840	1,020	1,476	590	633	435	1,011	2,005	2,760	1,329	802	1,432	2,059	613	1,599	19,604	—	19,604
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	13	—	(116)	(99)	194	95
Non-hotel EBITDA ownership expense	(3)	25	4	102	5	79	6	25	17	368	159	1	3	37	4	832	(832)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,226	5,293	2,609	2,777	2,889	2,392	2,041	2,327	3,313	2,739	2,329	4,472	3,604	783	899	40,693	(14,887)	25,806
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(556)	(1,324)	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,880)	1,880	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$1,670	$3,969	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$3,604	$783	$899	$38,813	$(13,007)	$25,806
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$3,604	$783	$899	$40,693
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$—	$3,604	$783	$899	$36,221
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$—	$3,604	$783	$899	$36,221
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$3,604	$—	$899	$24,963
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$3,604	$—	$899	$24,963
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$15,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$15,730

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$2,889	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,889
BAML (Bardessono Hotel and Spa)	—	—	—	2,777	—	—	—	—	—	—	—	—	—	—	—	2,777
BAML (Hotel Yountville)	—	—	—	—	—	2,392	—	—	—	—	—	—	—	—	—	2,392
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	3,604	—	—	3,604
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	2,226	5,293	—	—	—	—	—	—	—	—	—	—	—	—	—	7,519
BAML Pool (see footnote 3)	—	—	2,609	—	—	—	—	2,327	3,313	—	—	4,472	—	—	—	12,721
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,041	—	—	—	—	—	—	—	—	2,041
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,739	—	—	—	—	—	2,739
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,329	—	—	—	—	2,329
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	783	—	783
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	899	899
Total	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$3,604	$783	$899	$40,693

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,584	$3,939	$4,103	$1,820	$3,530	$1,247	$(1,949)	$402	$931	$6,586	$(2,170)	$1,510	$5,742	$(34)	$3,018	$31,259	$(14,579)	$16,680
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	(2)	(6)	—	(1)	(2)	—	—	(14)	14	—
Interest expense	—	—	—	310	482	415	633	—	—	984	371	34	534	396	363	4,522	5,183	9,705
Amortization of loan cost	—	—	—	51	76	42	193	—	—	92	37	—	—	41	(70)	462	114	576
Depreciation and amortization	1,839	1,006	1,490	594	662	540	943	2,011	2,814	1,327	788	1,295	2,079	611	1,572	19,571	—	19,571
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	306	—	112	424	653	1,077
Non-hotel EBITDA ownership expense	163	19	49	128	4	9	—	61	6	12	358	2	5	27	(1)	842	(842)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,584	4,963	5,642	2,903	4,754	2,253	(180)	2,480	3,749	8,995	(616)	2,840	8,664	1,041	4,994	57,066	(9,457)	47,609
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,146)	(1,241)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,387)	2,387	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(75)	(75)
Hotel EBITDA attributable to the Company and OP unitholders	$3,438	$3,722	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$4,994	$54,679	$(7,071)	$47,608
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	355	355
Comparable hotel EBITDA	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$5,349	$57,421
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$8,664	$—	$4,994	$36,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	355	355
Comparable hotel EBITDA	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$8,664	$—	$5,349	$37,085
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$20,336
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$20,336

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,754	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,754
BAML (Bardessono Hotel and Spa)	—	—	—	2,903	—	—	—	—	—	—	—	—	—	—	—	2,903
BAML (Hotel Yountville)	—	—	—	—	—	2,253	—	—	—	—	—	—	—	—	—	2,253
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	8,664	—	—	8,664
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	4,584	4,963	—	—	—	—	—	—	—	—	—	—	—	—	—	9,547
BAML Pool (see footnote 3)	—	—	5,642	—	—	—	—	2,480	3,749	—	—	2,840	—	—	—	14,711
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(180)	—	—	—	—	—	—	—	—	(180)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	8,995	—	—	—	—	—	8,995
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(616)	—	—	—	—	(616)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	1,041	—	1,041
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,349	5,349
Total	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$5,349	$57,421
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,842)	$2,077	$(2,915)	$385	$5,826	$(629)	$7,367	$(2,000)	$(2,867)	$10,252	$5,754	$(1,106)	$8,580	$(170)	$3,492	$32,204	$(16,600)	$15,604
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	—	—	—	76	(76)	—
Interest income	—	—	—	—	—	—	—	—	(2)	(5)	—	(2)	(2)	—	—	(11)	11	—
Interest expense	—	—	—	256	395	320	526	—	—	862	297	34	526	391	39	3,646	4,212	7,858
Amortization of loan cost	—	—	—	50	76	60	128	—	—	91	37	—	—	41	70	553	111	664
Depreciation and amortization	1,840	1,022	1,627	603	668	676	927	1,983	2,969	1,251	792	1,191	1,932	609	351	18,441	—	18,441
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	220	—	—	223	2,388	2,611
Non-hotel EBITDA ownership expense	82	64	5	115	4	2	1	15	2	34	209	3	7	6	—	549	(549)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	80	3,163	(1,283)	1,409	6,969	429	9,025	1	102	12,485	7,089	120	11,263	877	3,952	55,681	(10,503)	45,178
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(20)	(791)	—	—	—	—	—	—	—	—	—	—	—	—	—	(811)	811	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	72	72
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(71)	(71)
Hotel EBITDA attributable to the Company and OP unitholders	$60	$2,372	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$3,952	$54,870	$(9,691)	$45,179
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,279	3,279
Comparable hotel EBITDA	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$7,231	$58,960
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,163	$—	$1,409	$6,969	$429	$9,025	$—	$—	$12,485	$7,089	$—	$11,263	$—	$3,952	$55,784
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,279	3,279
Comparable hotel EBITDA	$—	$3,163	$—	$1,409	$6,969	$429	$9,025	$—	$—	$12,485	$7,089	$—	$11,263	$—	$7,231	$59,063
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$80	$—	$(1,283)	$—	$—	$—	$—	$1	$102	$—	$—	$120	$—	$877	$—	$(103)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$80	$—	$(1,283)	$—	$—	$—	$—	$1	$102	$—	$—	$120	$—	$877	$—	$(103)

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$6,969	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,969
BAML (Bardessono Hotel and Spa)	—	—	—	1,409	—	—	—	—	—	—	—	—	—	—	—	1,409
BAML (Hotel Yountville)	—	—	—	—	—	429	—	—	—	—	—	—	—	—	—	429
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	11,263	—	—	11,263
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	80	3,163	—	—	—	—	—	—	—	—	—	—	—	—	—	3,243
BAML Pool (see footnote 3)	—	—	(1,283)	—	—	—	—	1	102	—	—	120	—	—	—	(1,060)
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,025	—	—	—	—	—	—	—	—	9,025
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	12,485	—	—	—	—	—	12,485
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	7,089	—	—	—	—	7,089
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	877	—	877
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,231	7,231
Total	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$7,231	$58,960
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,447)	$1,388	$(1,776)	$1,731	$3,787	$1,059	$577	$(683)	$(3,338)	$4,512	$2,544	$261	$3,745	$(427)	$—	$11,933	$(14,227)	$(2,294)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(9)	—	(9)	9	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	(1)	—	—	(11)	11	—
Interest expense	—	—	—	262	405	328	534	—	—	880	304	34	538	400	—	3,685	4,411	8,096
Amortization of loan cost	—	—	—	49	75	60	—	—	—	89	37	—	—	40	—	350	109	459
Depreciation and amortization	1,821	1,035	1,628	605	696	665	901	1,981	3,498	1,422	754	1,044	2,232	599	—	18,881	—	18,881
Income tax expense (benefit)	—	—	—	—	—	—	—	(12)	—	—	—	—	39	—	—	27	531	558
Non-hotel EBITDA ownership expense	35	22	22	124	2	9	11	7	(2)	47	255	5	85	20	—	642	(642)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	409	2,445	(126)	2,771	4,965	2,121	2,023	1,293	157	6,944	3,894	1,341	6,638	623	—	35,498	(9,798)	25,700
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(102)	(611)	—	—	—	—	—	—	—	—	—	—	—	—	—	(713)	713	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54	54
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$307	$1,834	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$—	$34,785	$(9,085)	$25,700
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	5,195
Comparable hotel EBITDA	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$5,195	$40,693
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$2,445	$—	$2,771	$4,965	$2,121	$2,023	$—	$—	$6,944	$3,894	$—	$6,638	$—	$—	$31,801
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	5,195
Comparable hotel EBITDA	$—	$2,445	$—	$2,771	$4,965	$2,121	$2,023	$—	$—	$6,944	$3,894	$—	$6,638	$—	$5,195	$36,996
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$409	$—	$(126)	$—	$—	$—	$—	$1,293	$157	$—	$—	$1,341	$—	$623	$—	$3,697
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$409	$—	$(126)	$—	$—	$—	$—	$1,293	$157	$—	$—	$1,341	$—	$623	$—	$3,697

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,965	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,965
BAML (Bardessono Hotel and Spa)	—	—	—	2,771	—	—	—	—	—	—	—	—	—	—	—	2,771
BAML (Hotel Yountville)	—	—	—	—	—	2,121	—	—	—	—	—	—	—	—	—	2,121
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,638	—	—	6,638
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	409	2,445	—	—	—	—	—	—	—	—	—	—	—	—	—	2,854
BAML Pool (see footnote 3)	—	—	(126)	—	—	—	—	1,293	157	—	—	1,341	—	—	—	2,665
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,023	—	—	—	—	—	—	—	—	2,023
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,944	—	—	—	—	—	6,944
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	3,894	—	—	—	—	3,894
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	623	—	623
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	5,195
Total	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$5,195	$40,693
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,090)	$1,642	$(3,735)	$2,520	$2,740	$1,604	$2,099	$(875)	$(2,710)	$1,000	$196	$675	$2,685	$(1,203)	$—	$3,548	$(11,767)	$(8,219)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	945	—	945	(945)	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(3)	(1)	—	—	(10)	10	—
Interest expense	—	—	—	262	405	329	533	—	—	882	304	20	538	244	—	3,517	4,420	7,937
Amortization of loan cost	—	—	—	38	74	40	—	—	—	89	36	—	17	26	—	320	107	427
Depreciation and amortization	1,827	1,081	1,645	611	685	661	866	2,030	3,129	1,675	727	962	2,012	373	—	18,284	—	18,284
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	3	—	—	6	554	560
Non-hotel EBITDA ownership expense	66	24	4	142	11	20	31	97	19	(7)	147	36	17	44	—	651	(651)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,197)	2,747	(2,086)	3,573	3,915	2,654	3,529	1,255	437	3,634	1,410	1,690	5,271	429	—	27,261	(8,272)	18,989
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	300	(688)	—	—	—	—	—	—	—	—	—	—	—	—	—	(388)	388	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	68	68
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(68)	(68)
Hotel EBITDA attributable to the Company and OP unitholders	$(897)	$2,059	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$429	$—	$26,873	$(7,884)	$18,989
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	518	(219)	299
Comparable hotel EBITDA	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$1,690	$5,271	$947	$(219)	$27,560
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$—	$5,271	$429	$—	$25,571
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	518	(219)	299
Comparable hotel EBITDA	$(1,197)	$2,747	$(2,086)	$3,573	$3,915	$2,654	$3,529	$1,255	$437	$3,634	$1,410	$—	$5,271	$947	$(219)	$25,870
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$2,747	$—	$3,573	$3,915	$2,654	$3,529	$—	$—	$3,634	$1,410	$—	$5,271	$—	$—	$26,733
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(219)	(219)
Comparable hotel EBITDA	$—	$2,747	$—	$3,573	$3,915	$2,654	$3,529	$—	$—	$3,634	$1,410	$—	$5,271	$—	$(219)	$26,514
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(1,197)	$—	$(2,086)	$—	$—	$—	$—	$1,255	$437	$—	$—	$1,690	$—	$429	$—	$528
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	518	—	518
Comparable hotel EBITDA	$(1,197)	$—	$(2,086)	$—	$—	$—	$—	$1,255	$437	$—	$—	$1,690	$—	$947	$—	$1,046
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,146	$10,286	$2,317	$3,786	$10,722	$1,875	$5,346	$(1,304)	$(1,395)	$16,447	$4,339	$3,507	$15,168	$(574)	$5,348	$77,014	$(53,113)	$23,901
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	(1)	—	—	75	(75)	—
Interest income	(17)	(23)	—	—	—	—	—	(1)	(9)	(27)	—	(5)	(6)	—	—	(88)	88	—
Interest expense	—	—	—	1,036	1,685	1,356	2,060	—	—	3,202	1,243	6	1,729	1,248	976	14,541	16,891	31,432
Amortization of loan cost	—	—	—	135	229	102	516	—	—	276	112	—	17	124	—	1,511	350	1,861
Depreciation and amortization	5,519	3,048	4,593	1,787	1,963	1,651	2,881	5,999	8,543	3,907	2,382	3,918	6,070	1,833	3,522	57,616	—	57,616
Income tax expense (benefit)	—	—	—	—	—	—	—	13	—	—	—	—	539	—	(4)	548	3,235	3,783
Non-hotel EBITDA ownership expense	242	108	58	345	13	90	7	101	25	414	726	6	15	70	3	2,223	(2,223)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,890	13,419	6,968	7,089	14,612	5,074	10,886	4,808	7,164	24,219	8,802	7,432	23,531	2,701	9,845	153,440	(34,847)	118,593
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,723)	(3,355)	—	—	—	—	—	—	—	—	—	—	—	—	—	(5,078)	5,078	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	220	220
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(220)	(220)
Hotel EBITDA attributable to the Company and OP unitholders	$5,167	$10,064	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$24,219	$8,802	$7,432	$23,531	$2,701	$9,845	$148,362	$(29,769)	$118,593
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,634	3,634
Comparable hotel EBITDA	$6,890	$13,419	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$24,219	$8,802	$7,432	$23,531	$2,701	$13,479	$157,074
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,890	$13,419	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$24,219	$8,802	$—	$23,531	$2,701	$9,845	$146,008
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,634	3,634
Comparable hotel EBITDA	$6,890	$13,419	$6,968	$7,089	$14,612	$5,074	$10,886	$4,808	$7,164	$24,219	$8,802	$—	$23,531	$2,701	$13,479	$149,642
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$13,419	$—	$7,089	$14,612	$5,074	$10,886	$—	$—	$24,219	$8,802	$—	$23,531	$—	$9,845	$117,477
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,634	3,634
Comparable hotel EBITDA	$—	$13,419	$—	$7,089	$14,612	$5,074	$10,886	$—	$—	$24,219	$8,802	$—	$23,531	$—	$13,479	$121,111
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,890	$—	$6,968	$—	$—	$—	$—	$4,808	$7,164	$—	$—	$7,432	$—	$2,701	$—	$35,963
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,890	$—	$6,968	$—	$—	$—	$—	$4,808	$7,164	$—	$—	$7,432	$—	$2,701	$—	$35,963
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,635)	$527	$(8,405)	$3,322	$9,624	$1,251	$3,428	$(5,578)	$(12,129)	$10,830	$249	$(554)	$13,708	$(1,203)	$—	$5,435	$(36,052)	$(30,617)
Non-property adjustments	—	—	—	(117)	(96)	—	—	—	—	1	1	—	(671)	945	—	63	(63)	—
Interest income	—	—	—	—	—	—	—	—	(2)	(16)	—	(9)	(1)	—	—	(28)	28	—
Interest expense	—	—	—	777	1,201	975	1,541	—	—	2,638	901	20	1,596	244	—	9,893	10,706	20,599
Amortization of loan cost	—	—	—	113	219	120	14	—	—	263	107	—	68	26	—	930	817	1,747
Depreciation and amortization	5,627	3,258	4,954	1,976	2,187	1,907	2,625	6,352	9,760	4,925	2,177	2,921	5,839	373	—	54,881	—	54,881
Income tax expense (benefit)	—	(43)	—	—	—	—	—	5	—	—	—	—	62	—	—	24	742	766
Non-hotel EBITDA ownership expense	257	48	17	366	(61)	59	(22)	(148)	(3)	78	506	(162)	311	44	—	1,290	(1,290)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(3,751)	3,790	(3,434)	6,437	13,074	4,312	7,586	631	(2,374)	18,719	3,941	2,216	20,912	429	—	72,488	(25,112)	47,376
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	941	(951)	—	—	—	—	—	—	—	—	—	—	—	—	—	(10)	10	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	198	198
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(196)	(196)
Hotel EBITDA attributable to the Company and OP unitholders	$(2,810)	$2,839	$(3,434)	$6,437	$13,074	$4,312	$7,586	$631	$(2,374)	$18,719	$3,941	$2,216	$20,912	$429	$—	$72,478	$(25,100)	$47,378
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	11,643	12,871
Comparable hotel EBITDA	$(3,751)	$3,790	$(3,434)	$6,437	$13,074	$4,312	$7,586	$631	$(2,374)	$18,719	$3,941	$2,216	$20,912	$1,657	$11,643	$85,359
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(3,751)	$3,790	$(3,434)	$6,437	$13,074	$4,312	$7,586	$631	$(2,374)	$18,719	$3,941	$—	$20,912	$429	$—	$70,272
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	11,643	12,871
Comparable hotel EBITDA	$(3,751)	$3,790	$(3,434)	$6,437	$13,074	$4,312	$7,586	$631	$(2,374)	$18,719	$3,941	$—	$20,912	$1,657	$11,643	$83,143
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,790	$—	$6,437	$13,074	$4,312	$7,586	$—	$—	$18,719	$3,941	$—	$20,912	$—	$—	$78,771
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,643	11,643
Comparable hotel EBITDA	$—	$3,790	$—	$6,437	$13,074	$4,312	$7,586	$—	$—	$18,719	$3,941	$—	$20,912	$—	$11,643	$90,414
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(3,751)	$—	$(3,434)	$—	$—	$—	$—	$631	$(2,374)	$—	$—	$2,216	$—	$429	$—	$(6,283)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	—	1,228
Comparable hotel EBITDA	$(3,751)	$—	$(3,434)	$—	$—	$—	$—	$631	$(2,374)	$—	$—	$2,216	$—	$1,657	$—	$(5,055)
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at September 30, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront